Exhibit No. 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the BNCCORP, Inc. (the "Company") 401(k) Savings Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gregory K. Cleveland, President and Chief Executive Officer of the Company, and Brenda L. Rebel, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan for the period covered by the Report.

This  certification is being furnished solely to comply with the requirements of
Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204.


Date: June 27, 2003                BNCCORP, Inc.



                                    By /s/ Gregory K. Cleveland
                                       ----------------------------------------
                                           Gregory K. Cleveland
                                           President & Chief Executive Officer



                                    By /s/ Brenda L. Rebel
                                       ----------------------------------------
                                           Brenda L. Rebel
                                           Treasurer & Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.